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                                                               EXHIBIT 10


                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 1 to the Registration Statement for Fulcrum Separate Account of Allmerica Financial Life Insurance and Annuity Company on Form N-4 of our report dated February 5, 1996, relating to the financial statements of Allmerica Financial Life Insurance and Annuity Company which appears in such Statement of Additional Information. We also consent to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Price Waterhouse, LLP

Price Waterhouse LLP
Boston, Massachusetts
November 11, 1996